UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2015

SunEdison, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13828	56-1505767
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13736 Riverport Dr.

Maryland Heights, Missouri 63043

(Address of principal executive offices) (Zip Code)

(314) 770-7300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 24, 2015, we filed a Current Report on Form 8-K (the “Original Form 8-K”). This Amendment No. 1 (the “Amendment”) on Form 8-K/A is being furnished solely to change the Item number pursuant to which the information contained in Item 8.01 of the Original Form 8-K was filed. The information was incorrectly filed under Item 8.01 rather than Item 7.01. Item number 8.01 is hereby deleted in its entirety and replaced with the following Item 7.01:

Item 7.01	Regulation FD Disclosure

As previously announced, on July 20, 2015, SunEdison, Inc., a Delaware corporation (the “Company”), and SEV Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of the Company, entered into an Agreement and Plan of Merger with Vivint Solar, Inc., a Delaware corporation (“Vivint Solar”). On July 24, 2015, the Company posted an introductory video on the Company’s internal website by Gregory Butterfield, Vivint Solar’s Chief Executive Officer, targeted at the employees of the Company. A transcript of Mr. Butterfield’s remarks is furnished as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the transcript of the video is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Transcript of video filmed by Greg Butterfield dated July 24, 2015 (incorporated by reference from the Original Form 8-K).

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Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including with respect to the timing of the completion of the acquisitions, expected cash available for distribution (CAFD), earnings, future growth and financial performance (including future dividends per share) and the ability to finance aspects of the acquisitions, and typically can be identified by the use of words such as “expect,” “estimate,” “anticipate,” “forecast,” “intend,” “project,” “target,” “plan,” “believe” and similar terms and expressions. Forward-looking statements are based on current expectations and assumptions. Although SunEdison believes that its expectations and assumptions are reasonable, it can give no assurance that these expectations and assumptions will prove to have been correct, and actual results may vary materially. For example, (1) Vivint Solar may be unable to obtain the stockholder approval required for the Merger; (2) the companies may be unable to obtain regulatory approvals required for the Merger, or required regulatory approvals may delay the Merger or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the Merger; (3) conditions to the closing of the Merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of Vivint Solar could interfere with the Merger; (5) SunEdison may be unable to obtain the financing for which it has received commitments or to complete the sale of assets contemplated by the TERP Purchase Agreement (as defined in SunEdison’s Current Report on Form 8-K filed on July 22, 2015); (6) problems may arise in integration, which may result in less effective or efficient operations; (7) the Merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what SunEdison expects; (9) the businesses of the companies may suffer as a result of uncertainty surrounding the Merger and the related transactions; (10) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (11) the companies may be adversely affected by other economic, business, and/or competitive factors. Additional factors that could cause actual results to differ materially from those set forth in the forward-looking statements include, among others: the failure of counterparties to fulfill their obligations under the agreements; price fluctuations, termination provisions and buyout provisions in the agreements; TerraForm Power Inc.’s ability to successfully identify, evaluate and consummate acquisitions from SunEdison or third parties; government regulation; operating and financial restrictions under agreements governing indebtedness; SunEdison and TerraForm Power, Inc.’s ability to borrow funds and access capital markets; SunEdison and TerraForm Power Inc.’s ability to compete against traditional and renewable energy companies; and hazards customary to the power production industry and power generation operations, such as unusual weather conditions and outages. Furthermore, any future dividends are subject to available capital, market conditions and compliance with associated laws and regulations. SunEdison undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause SunEdison’s actual results to differ materially from those contemplated in the forward-looking statements included in this communication should be considered in connection with information regarding risks and uncertainties that may affect SunEdison’s future results included in SunEdison’s filings with the Securities and Exchange Commission at www.sec.gov.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed merger transaction between SunEdison and Vivint Solar will be submitted to the stockholders of Vivint Solar for their consideration. SunEdison intends to file with the SEC a registration statement on Form S-4 that will include a prospectus of SunEdison and a proxy statement of Vivint Solar, and Vivint Solar intends to file with the SEC a definitive proxy statement on Schedule 14A. SunEdison and Vivint Solar also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF VIVINT SOLAR ARE URGED TO READ THE PROXY STATEMENT, PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SUNEDISON, VIVINT SOLAR AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by SunEdison (when they become available) may be obtained free of charge on SunEdison’s website at www.sunedison.com or by directing a written request to SunEdison, Inc., Investor Relations, 13736 Riverport Drive, Ste. 1800, Maryland Heights, MO 63043. Copies of documents filed with the SEC by Vivint Solar (when they become available) may be obtained free of charge on Vivint Solar’s website at www.vivintsolar.com or by directing a written request to Vivint Solar, Inc., care of Vivint Solar Investor Relations, 3301 N Thanksgiving Way, Ste. 500, Lehi, UT, 84043. Investors and security holders may also read and copy any reports, statements and other information filed by SunEdison or Vivint Solar, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

SunEdison, Vivint Solar, and certain of their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding SunEdison’s directors and executive officers is available in its proxy statement filed with the SEC by the Company on April 17, 2015 in connection with its 2015 annual meeting of stockholders, and information regarding Vivint Solar’s directors and executive officers is available in its proxy statement filed with the SEC by Vivint Solar on April 20, 2015 in connection with its 2015 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the prospectus and proxy statement and other relevant materials to be filed with the SEC when they become available.

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of video filmed by Greg Butterfield dated July 24, 2015 (incorporated by reference from the Original Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNEDISON, INC.
Date:	August 12, 2015
		By:	/s/ Martin H. Truong

Martin H. Truong Senior Vice President, General Counsel and Corporate Secretary